SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 1, 1998

                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)


    Delaware                    0-20199                           43-1420563
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(State or other            (Commission File No.)           (I.R.S. Employer
 jurisdiction of                                            Identification No.)
  corporation)

14000 Riverport Drive, Maryland Heights, Missouri                   63043
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code:     (314) 770-1666
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        (Former name or former address, if changed since last report)


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Item 2.  Acquisition or Disposition of Assets.

     On April 1, 1998, Express Scripts, Inc. ("Express Scripts") completed its acquisition of ValueRx from Columbia/HCA Healthcare Corporation ("Columbia"). The transaction was consummated pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement") among Columbia, VH Holdings, Inc., Galen Holdings, Inc., and Express Scripts dated February 19, 1998, pursuant to which Express Scripts acquired all of the outstanding capital stock of Value Health, Inc. and Managed Prescription Network, Inc., the sole assets of which are various subsidiaries each now or formerly conducting business as a pharmacy benefit management ("PBM") company (collectively, the "Acquired Entities"), including ValueRx Pharmacy Program, Inc. for approximately $445 million in cash, said amount being subject to adjustment based on the amount of working capital and certain balance sheet reserves of the acquired entities at closing, and the amount of certain employee obligations, as per the Stock Purchase Agreement. The acquisition will be accounted for under the purchase method of accounting.

     The Company used approximately $100 million of its own cash and financed the remainder of the purchase price and related acquisition costs through a five year credit facility agented by Bankers Trust Company.

     A copy of the Stock Purchase Agreement was filed with a Form 8-K dated February 19, 1998, as Exhibit 2.1 thereto. An amendment to the Stock Purchase Agreement is filed as Exhibit 2.1 hereto.


     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired. The financial statements required by this item will be filed by amendment on or before June 15, 1998.

     (b) Pro Forma Financial Information. The pro forma financial information required by this item will be filed by amendment on or before June 15, 1998.

     (c) Exhibits. The following exhibits are filed as part of this report on Form 8-K:

     Exhibit 2.1 First Amendment to Stock Purchase Agreement by and among Columbia/HCA Healthcare Corporation, VH Holdings, Inc., Galen Holdings, Inc. and Express Scripts, Inc., dated as of March 31, 1998, and related Exhibits (all Exhibits are omitted from this filing, but will be filed with the Commission supplementally upon request).

     Exhibit 99.1 Press release, dated April 1, 1998, by Express Scripts, Inc.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPRESS SCRIPTS, INC.


Date:    April 10, 1998                By: /S/ BARRETT A. TOAN
                                           -------------------
                                           Barrett A. Toan
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION

   2.1 First Amendment to Stock Purchase Agreement by and among Columbia/HCA Healthcare Corporation, VH Holdings, Inc., Galen Holdings, Inc. and Express Scripts, Inc., dated as of March 31, 1998, and related Exhibits (all Exhibits are omitted from this filing, but will be filed with the Commission supplementally upon request).

  99.1         Press release, dated April 1, 1998, by Express Scripts, Inc.